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                                                                 Exhibit 10.31.4


                             AMENDMENT NUMBER SEVEN
                                     to the
             Amended and Restated Master Loan and Security Agreement
                           Dated as of March 27, 2000
                                      among
                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                          HANOVER CAPITAL PARTNERS LTD
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                  This AMENDMENT NUMBER SEVEN is made this 27th day of April, 2003, among HANOVER CAPITAL MORTGAGE HOLDINGS, INC. and HANOVER CAPITAL PARTNERS LTD, each having an address at 379 Thornall Street, Edison, New Jersey, 08837 (each, a "Borrower" and collectively, "the Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Amended and Restated Master Loan and Security Agreement, dated as of March 27, 2000, by and between the Borrowers and the Lender, as amended (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

                  WHEREAS, the Borrowers have requested that the Lender agree to amend the Agreement, subject to the terms hereof, to extend the term thereof to April 26, 2004 and the Lender has agreed to such request, and the Borrowers and the Lender have agreed to make such additional modifications to the Agreement as more expressly set forth below.

                  WHEREAS, as of the date of this Amendment Number Seven, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement.

                  WHEREAS, in order to induce the Lender to enter into this Amendment Number Seven the Borrowers have agreed to pay the Lender a facility fee in an amount equal to $250,000.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1. Effective as of April 27, 2003, the definition of "Termination Date" in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

                           "Termination Date" shall mean April 26, 2004 or such
                  earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.
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                                      -2-


                  SECTION 2. Effective as of April 27, 2003, Section 3.06 of the Loan Agreement is hereby amended by adding the following sentences to the end of such section:

                  On April 27, 2003, the Borrowers shall pay to the Lender a facility fee in connection with the extension of the Termination Date hereunder, equal to $250,000. Such facility fee shall not be subject to offset or credit against any underwriting fees earned by the Lender at any time. The extension of the Termination Date to April 26, 2004 shall become effective upon receipt by the Lender of such facility fee.

                  SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

                  SECTION 4. Fees and Expenses. The Borrowers agree to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Seven (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Seven), in accordance with Section 11.03 of the Agreement

                  SECTION 5. Facility Fee. As set forth in Section 3.06 of the Loan Agreement as amended herein, in order to induce the Lender to enter into this Amendment Number Seven, the Borrowers hereby agree to pay to the Lender, in addition to any other amounts required pursuant to the Agreement, a facility fee equal to $250,000 to be paid to the Lender upon execution of this Amendment Number Seven. Such facility fee shall be paid in dollars, in immediately available funds, in accordance with the Lender's instructions. This Amendment Number Seven shall be effective upon the Lender's receipt of such facility fee.

                  SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Seven need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

                  SECTION 7. Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

                  SECTION 8. Governing Law. This Amendment Number Seven shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations
Law).
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                  SECTION 9. Counterparts. This Amendment Number Seven may be
executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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                  IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Seven to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                   HANOVER CAPITAL MORTGAGE
                                   HOLDINGS, INC.
                                   (Borrower)


                                   By:  /s/ John A. Burchett
                                        ----------------------------------------
                                   Name: John A. Burchett
                                   Title: Chief Executive Officer and President

                                   HANOVER CAPITAL PARTNERS LTD
                                   (Borrower)


                                   By:  /s/ John A. Burchett
                                        ----------------------------------------
                                   Name: John A. Burchett
                                   Title: Chief Executive Officer


                                   GREENWICH CAPITAL FINANCIAL
                                   PRODUCTS, INC.
                                   (Lender)


                                   By:  /s/ Anthony Palmisano
                                        ----------------------------------------
                                   Name: Anthony Palmisano
                                   Title: Vice President